UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 6, 2018

FIRST ACCEPTANCE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-12117	75-1328153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3813 Green Hills Village Drive Nashville, Tennessee	37215
(Address of Principal Executive Offices)	(Zip Code)

(615) 844-2800

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Section 5 – Corporate Governance and Management

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2017 Cash Bonuses

On March 6, 2018, the Compensation Committee of the Board of Directors of First Acceptance Corporation, or the Company, awarded cash bonuses to the Company’s 2017 named executive officers as follows:

Name	Amount
Kenneth D. Russell	$358,157
Brent J. Gay	$193,238

2017 Restricted Stock Award

On March 6, 2018, the Compensation Committee of the Board of Directors approved an award of restricted stock units that cliff vests on the third anniversary of the date of grant or an earlier change of control of the Company.  The award was made under the Amended and Restated First Acceptance Corporation 2002 Long Term Incentive Plan and pursuant to an award agreement. The Company’s 2017 following named executive officer received a restricted stock unit award in the amount set forth in the table below.

Name	RSUs Awarded
Brent J. Gay	28,846

2017 Base Salary Increase

On March 6, 2018, the Compensation Committee of the Board of Directors determined to increase the salary of Mr. Gay as follows for 2018:

Name	2017 Salary	2018 Salary	Increase
Brent J. Gay	$290,000	$300,000	$10,000

The increase in salary was effective February 1, 2018.

Section 9 – Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 to this form.

Exhibit Number	Description of Exhibit
10.1	Compensation Arrangement with Kenneth D. Russell
10.2	Compensation Arrangement with Brent J. Gay

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Acceptance Corporation,
a Delaware corporation

Date: March 8, 2018	By:	/s/ Brent J. Gay
		Name:	Brent J. Gay
		Title:	Chief Financial Officer